SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 1999
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                       U.S. TIMBERLANDS KLAMATH FALLS, LLC
                         U.S. TIMBERLANDS FINANCE CORP.
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              (Exact name of registrant as specified in charter)

                                        1-13573-01              93-1217136
          Delaware                      1-13573                 91-1851612
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(State or other jurisdiction    (Commission File Numbers)      (IRS Employer
      of incorporation)                                      Identification No.)

625 Madison Avenue, Suite 10-B, New York, NY                       10022
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(Address of principal executive offices)                         (zip code)

Registrant's telephone number, including area code 212-755-1100
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Item 4. Changes in Registrant's Certifying Accountants

            On January 4, 1999, the Registrant engaged Richard A. Eisner & Company, LLP ("Eisner") to audit its financial statements.

            The Registrant did not consult with Eisner during the Registrant's two most recent fiscal years and any subsequent interim period on any matter of the type described in Item 304(a)(2) of Regulation S-K.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 1999

                                   U.S. TIMBERLANDS KLAMATH FALLS, LLC
                                      By: U.S. Timberlands Services Company, LLC


                                        By: /s/ John Rudey
                                           -------------------------------------
                                            John Rudey, Chief Executive Officer

                                   U.S. TIMBERLANDS FINANCE CORP.


                                        By: /s/ John Rudey
                                           -------------------------------------
                                                  John Rudey, Chairman